Exhibit 99.1

Zoran Corporation:

Karl Schneider	Bonnie McBride (Investors)
Chief Financial Officer	(415) 388-1635
(408) 523-6500	bonnie@mcbridegrp.com
ir@zoran.com

Company Web Site:

www.zoran.com

ZORAN CORPORATION REPORTS THIRD QUARTER 2005 RESULTS

Company achieves over 23 percent sequential revenue growth; Digital Cameras and DTV businesses achieve record results and grow 49 and 43 percent, respectively

SUNNYVALE, Calif.  (October 26, 2005)  — Zoran Corporation (Nasdaq NM: ZRAN), a leading provider of digital solutions for applications in the growing digital entertainment and digital imaging markets, today reported results for its third quarter ended September 30, 2005.

Revenues for the third quarter were $117.5 million, compared with $95.1 million last quarter and $119.7 million for the same quarter in 2004.  The Company reported net income for the third quarter of $5.0 million, or $0.11 per diluted share, compared with a net loss of $11.1 million, or $0.25 per share, for the previous quarter and a net loss of $2.6 million, or $0.06 per share, for the third quarter of last year.  Included in net income for the third quarter were charges of $13.1 million related to the Company’s ongoing amortization of certain acquisition related expenses such as the amortization of purchased intangible assets and deferred stock compensation.

Non-GAAP net income for the third quarter was $18.1 million, or $0.39 per diluted share, which excludes the amortization of acquisition-related purchased intangibles and deferred stock compensation expense. This compares to a non-GAAP net income of $4.5 million, or $0.10 per diluted share, for the previous quarter and $10.6 million, or $0.24 per diluted share, for the third quarter of 2004.

“We are pleased to report that Zoran achieved excellent results for the third quarter as we made progress on virtually all of our key objectives,” said Dr. Levy Gerzberg, Zoran’s president and chief executive officer.  “We achieved over 23 percent sequential revenue growth while dramatically improving gross margins and operating profit.  Our diversification strategy is definitely working and our business model now holds a more balanced revenue base with 37.6 percent for DVD, 14.0 percent for DTV, 30.0 percent for Mobile and 18.4 percent for Imaging. Design-win momentum, particularly in DTV and digital cameras, not only validates the value and quality of our integrated solutions but indicates a very strong future for Zoran with continued diversification and increasing profitability.”

Recent Highlights

•      Zoran’s COACH processors are shipping to retail in many new digital camera models for the holiday selling season under multiple brand names including Kodak, Konica-Minolta, Olympus, Premier, Pentax, Samsung and others.

•      Zoran announced its SupraHD 660 Reference Design for building high quality, cost effective FCC compliant CRT, LCD and Plasma High Definition Televisions, and demonstrated it at the HDTV conference and the SupraHD 660 HDTV processor is shipping in production quantities to flat panel display manufacturers.

•      Zoran’s SupraTV processor was on display at the International Broadcast Conference in Amsterdam powering new product families of Homecast’s free-to-air and Digital Video Broadcast- satellite set top boxes targeted for Europe and the Middle East.

•      Zoran’s SupraTV processor is powering multiple new families of Grundig entry and premium free-to-air satellite and free-to-air terrestrial set top box products now shipping to European markets, including models with integrated Digital Video.

•      Zoran’s SupraTV processor is powering new product families of Digital Video Broadcast (DVB) terrestrial LCD televisions from Acer, shipping to global markets.

•      Zoran’s Vaddis 882 is among the first integrated circuit solutions to receive DivX Ultra Certification.

•      Zoran’s Quatro 4100, highly integrated, fully programmable processor is running in Samsung’s new SPP-2020 and SPP-2040 dye sublimation photo printers for the home market. Both models are now shipping in the United States.

•      Zoran won its patent infringement proceeding in the International Trade Commission against MediaTek on all fronts with the ITC declaring that Zoran’s patent is valid and infringed by chips and chipsets sold by MediaTek and by a number of MediaTek customers using the infringing chips and chipsets. The ITC also issued an exclusion order barring importation of infringing products into the United States.  In a separate proceeding initiated by MediaTek, an administrative law judge in the ITC issued a preliminary determination that none of Zoran’s chips infringe any claim of the two patents asserted against Zoran.

Future Outlook

The following statements are based on current expectations.  These statements are forward-looking, and actual results may differ materially.

The Company is currently expecting fourth quarter 2005 revenues to range between $104 million and $106 million with gross margins ranging between 49 and 50 percent.  Operating expenses are expected to be in a range of $44 million to $45 million and, including acquisition related costs of $13.0 million, the net loss for the quarter is expected to range between $0.11 and $0.14 per share.  Non-GAAP earnings for the quarter, which excludes these acquisition related costs, are expected to range between $0.14 and $0.17 per share.

Zoran will provide more commentary on its third quarter results during the quarterly conference call.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Zoran reports non-GAAP financial results.  Non-GAAP net income (loss) excludes amortization of acquisition-related intangibles, amortization of deferred stock-based compensation and in-process research and development expenses.

Non-GAAP net income (loss) gives an indication of the Company’s baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results.  The Company believes that this presentation of non-GAAP results of operations provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations as they exclude charges specifically related to acquisitions made by the Company which we consider to be outside of our core operating results. The Company believes when GAAP results of operations are viewed in conjunction with non-GAAP results of operations, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance.  In addition, the Company’s management uses these non-GAAP measures for reviewing the financial results of the Company and for planning and forecasting future periods.  These measures are not in accordance with or an alternative for GAAP financial statements and may be materially different from non-GAAP measures used by other companies.

Quarterly Conference Call

Zoran Corporation has scheduled a conference call for 5:00 p.m. ET today to discuss third quarter results.  To listen to the call, please call 617-847-3007 approximately five minutes prior to the start of the call.   For those who are not available to listen to the live conference call, a replay will be available from approximately 4:00 p.m. PT on October 26, 2005, until 4:00 p.m. PT on November 1, 2005. The access number for the replay is 617-801-6888, confirmation number 74762207.  Additionally, the conference call will be broadcast live over the Internet and can be accessed by all interested parties through the investor relations section of Zoran’s website at www.zoran.com. Please access the website at least fifteen minutes prior to the start of the call to register and to download and install any necessary audio software.

Company Profile

Zoran Corporation, based in Sunnyvale, California, is a leading provider of digital solutions for applications in the growing digital entertainment and digital imaging markets. With two decades of expertise developing and delivering digital signal processing technologies, Zoran has pioneered high-performance digital audio and video, imaging applications, and Connect and Share technologies for the digital home. Zoran’s proficiency in integration delivers major benefits for OEM customers, including greater capabilities within each product generation, reduced system costs, and shorter time to market. Zoran-based DVD, digital camera, DTV, multimedia mobile phone, and multifunction printer products have received recognition for excellence and are now in millions of homes and offices worldwide. With headquarters in the U.S. and operations in Canada, China, England, Germany, India, Israel, Japan, Korea, and Taiwan, Zoran may be contacted on the World Wide Web at www.zoran.com or at 408-523-6500.

Forward-Looking Statements

This press release includes forward-looking statements that reflect the Company’s current view with respect to future events and financial performance. These forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements including risks associated with: the rapidly evolving markets for the Company’s products and uncertainty regarding the development of these markets; new product development, the ongoing introduction of new and enhanced products by the Company and its competitors and the transition from older products; intensive competition in markets in which the Company competes; the Company’s reliance on independent foundries and contractors for its wafer supplies and product assembly and testing and its ability to ramp up manufacturing capacity to meet changing customer requirements; the effects of changes in revenue and product mix on the Company’s gross margins; the Company’s historic dependence on sales to a limited number of large customers and fluctuations in customer and product mix among those customers; the dependence on key Company personnel; the reliance on international sales and operations, particularly the Company’s operations in Israel; potential problems related to the integration of the business and operations of Oren Semiconductor following its recent acquisition; the Company’s ability to operate such acquired business profitably; and the effects of general business and changing economic conditions on the markets that the Company serves. Further information regarding these and other risks and uncertainties can be found in the Company’s most recently filed annual report on Form 10-K and other filings that have been made with the SEC.

Zoran, the Zoran logo, COACH, SupraHD, SupraTV, Vaddis, and Quatro are trademarks of Zoran Corporation in the United States and/or other countries.  All other brands or names may be claimed as property of others.

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ZORAN CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004

Revenues:
Hardware product revenues	$104,208	$99,427	$244,107	$257,137
Software and other revenues	13,276	20,320	42,340	46,963
Total revenues	117,484	119,747	286,447	304,100

Costs and expenses:
Cost of hardware product revenues	53,660	66,557	135,860	170,723
Research and development	23,469	21,620	64,890	61,402
Selling, general and administrative	21,817	18,819	69,309	50,121
Amortization of intangibles	12,757	12,342	37,518	33,028
Deferred stock compensation	344	910	1,318	3,309
In process research and development	—	—	2,650	—
Total costs and expenses	112,047	120,248	311,545	318,583

Operating income (loss)	5,437	(501)	(25,098)	(14,483)

Interest & other income (expense), net	721	(265)	1,405	632
Income (loss) before income taxes	6,158	(766)	(23,693)	(13,851)

Provision for income taxes	1,200	1,873	1,200	3,373
Net income (loss)	$4,958	$(2,639)	$(24,893)	$(17,224)

Basic net income (loss) per share	$0.11	$(0.06)	$(0.57)	$(0.40)
Diluted net income (loss) per share	$0.11	$(0.06)	$(0.57)	$(0.40)

Shares used to compute basic net income (loss) per share	44,877	42,969	43,942	42,688
Shares used to compute diluted net income (loss) per share	46,622	42,969	43,942	42,688

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ZORAN CORPORATION

NON-GAAP ADJUSTMENTS TO NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2005		2004		2005		2004

GAAP net income (loss)	$4,958		$(2,639)		$(24,893)		$(17,224)

Adjusting items to non-GAAP net income:
Amortization of intangibles	12,757	(a)	12,342	(a)	37,518	(a)	33,028	(a)
Deferred stock compensation	344	(b)	910	(b)	1,318	(b)	3,309	(b)
In process research and development	—		—		2,650	(c)	—

Non-GAAP net income	$18,059	(d)	$10,613	(d)	$16,593	(d)	$19,113	(d)

Non-GAAP basic net income per share	$0.40	(d)	$0.25	(d)	$0.38	(d)	$0.45	(d)
Non-GAAP diluted net income per share	$0.39	(d)	$0.24	(d)	$0.37	(d)	$0.43	(d)

Shares used to compute non-GAAP basic net income per share	44,877		42,969		43,942		42,688
Shares used to compute non-GAAP diluted net income per share	46,622		44,793		44,898		44,878

(a) This adjustment reflects the amortization of intangible assets associated with the acquisitions of Oak Technology, Inc. in August 2003, Emblaze Semiconductor in July 2004 and Oren Semiconductor, Inc. in June 2005.  These acquired intangible assets are amortized over their estimated useful lives.  Such amortization expense does not impact the Company’s cash flows and is excluded by management when evaluating our core operating results.  (see (d) below)

(b) This adjustment reflects a deferred stock compensation charge related to the acquisition of Oak Technology, Inc. in August 2003.  This deferred stock compensation charge does not impact the Company’s ongoing cash flows and is excluded by management when evaluating our core operating results. (see (d) below)

(c) This adjustment reflects the in process research and development charge recorded by the Company as part of the acquisition of Oren Semiconductor, Inc. in June 2005.  This in process research and development charge does not impact the Company’s ongoing cash flows and is excluded by management when evaluating our core operating results. (see (d) below)

(d) Non-GAAP net income gives an indication of the Company’s baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results.  The Company believes that this presentation of non-GAAP net income and non-GAAP net income per share provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations as they exclude charges specifically related to acquisitions made by the Company which the Company considers to be outside its core operating results.  The Company believes when GAAP results of operations are viewed in conjunction with non-GAAP results of operations, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance.  In addition, the Company’s management uses these measures for reviewing the financial results of the Company and for planning and forecasting future periods.  These measures are not in accordance with or an alternative for GAAP financial statements and may be materially different from non-GAAP measures used by other companies.

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ZORAN CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2005	2004

ASSETS

Current assets:
Cash and short-term investments	$130,194	$70,413
Accounts receivable, net	80,735	59,863
Inventory	27,331	50,033
Prepaid expenses & other current assets	13,151	14,130
Total current assets	251,411	194,439

Property & equipment, net	16,627	17,190
Other assets	12,461	68,619
Intangible assets, net	325,449	319,033

Total assets	$605,948	$599,281

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$37,800	$34,017
Accrued expenses and other liabilities	59,306	51,102
Total current liabilities	97,106	85,119

Long term liabilities	11,538	13,535

Stockholders’ equity:
Common stock	45	43
Additional paid-in capital	723,671	705,661
Deferred stock-based compensation	(957)	(2,791)
Accumulated other comprehensive income	3,262	1,538
Accumulated deficit	(228,717)	(203,824)
Total stockholders’ equity	497,304	500,627

Total liabilities and stockholders’ equity	$605,948	$599,281

Contact:	Karl Schneider, Chief Financial Officer of Zoran Corporation, 408-523-6500, or ir@zoran.com;
or Bonnie McBride (Investors), 415-388-1635, or bonnie@mcbridegrp.com
Web site: http://www.zoran.com
(ZRAN)